                                                                    EXHIBIT 99.9

        Jan-2002                         1998-A                           Page 1





                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)



        RECEIVABLES
        -----------

        Beginning of the Month Principal Receivables:          $2,770,988,318.32
        Beginning of the Month Finance Charge Receivables:       $148,890,576.71
        Beginning of the Month Discounted Receivables:                     $0.00
        Beginning of the Month Total Receivables:              $2,919,878,895.03

        Removed Principal Receivables:                                     $0.00
        Removed Finance Charge Receivables:                                $0.00
        Removed Total Receivables:                                         $0.00

        Additional Principal Receivables:                                  $0.00
        Additional Finance Charge Receivables:                             $0.00
        Additional Total Receivables:                                      $0.00

        Discounted Receivables Generated this Period:                      $0.00

        End of the Month Principal Receivables:                $2,713,239,181.93
        End of the Month Finance Charge Receivables:             $146,779,029.04
        End of the Month Discounted Receivables:                           $0.00
        End of the Month Total Receivables:                    $2,860,018,210.97

        Special Funding Account Balance                                    $0.00
        Aggregate Invested Amount (all Master Trust II Series) $1,850,000,000.00
        End of the Month Transferor Amount                       $863,239,181.93
        End of the Month Transferor Percentage                            31.82%

        DELINQUENCIES AND LOSSES
        ------------------------

        End of the Month Delinquencies:

             30-59 Days Delinquent                                $64,856,478.76
             60-89 Days Delinquent                                $52,293,062.01
             90+ Days Delinquent                                  $95,806,017.67

             Total 30+ Days Delinquent                           $212,955,558.44
             Delinquent Percentage                                         7.45%

        Defaulted Accounts During the Month                       $18,329,963.19
        Annualized Default Percentage                                      7.94%












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        Jan-2002                         1998-A                           Page 2


        Principal Collections                                    $336,310,135.51
        Principal Payment Rate                                            12.14%

        Total Payment Rate                                                13.04%

        INVESTED AMOUNTS
        ----------------

             Class A Initial Invested Amount                     $370,500,000.00
             Class B Initial Invested Amount                      $57,000,000.00
             Class C Initial Invested Amount                      $47,500,000.00
                                                                 ---------------
        INITIAL INVESTED AMOUNT                                  $475,000,000.00

             Class A Invested Amount                             $468,000,000.00
             Class B Invested Amount                              $72,000,000.00
             Class C Invested Amount                              $60,000,000.00
                                                                 ---------------
        INVESTED AMOUNT                                          $600,000,000.00

             Class A Adjusted Invested Amount                    $468,000,000.00
             Class B Adjusted Invested Amount                     $72,000,000.00
             Class C Adjusted Invested Amount                     $60,000,000.00
                                                                 ---------------
        ADJUSTED INVESTED AMOUNT                                 $600,000,000.00

        PREFUNDED AMOUNT                                                   $0.00

        FLOATING ALLOCATION PERCENTAGE                                    21.65%
        PRINCIPAL ALLOCATION PERCENTAGE                                   21.65%

             Class A Principal Allocation Percentage                      78.00%
             Class B Principal Allocation Percentage                      12.00%
             Class C Principal Allocation Percentage                      10.00%

        COLLECTIONS OF PRINCIPAL RECEIVABLES
        DURING THE MONTHLY PERIOD ALLOCATED
        TO SERIES 1998-A                                          $72,820,978.68

        COLLECTIONS OF FINANCE CHARGE RECEIVABLES
        DURING THE MONTHLY PERIOD ALLOCATED TO
        SERIES 1998-A                                              $9,621,652.90

        MONTHLY SERVICING FEE                                        $750,000.00

        INVESTOR DEFAULT AMOUNT                                    $3,968,973.03


















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        Jan-2002                         1998-A                           Page 3


        CLASS A AVAILABLE FUNDS
        -----------------------

        CLASS A FLOATING ALLOCATION PERCENTAGE                            78.00%

             Class A Finance Charge Collections                    $8,089,889.25
             Other Amounts                                                 $0.00

        TOTAL CLASS A AVAILABLE FUNDS                              $8,089,889.25

             Class A Monthly Interest                                $793,910.00
             Class A Servicing Fee                                   $585,000.00
             Class A Investor Default Amount                       $3,095,798.97

        TOTAL CLASS A EXCESS SPREAD                                $3,615,180.28

        CLASS A REQUIRED AMOUNT                                            $0.00

        CLASS B AVAILABLE FUNDS
        -----------------------

        CLASS B FLOATING ALLOCATION PERCENTAGE                            12.00%

             Class B Finance Charge Collections                    $1,244,598.36
             Other Amounts                                                 $0.00

        TOTAL CLASS B AVAILABLE FUNDS                              $1,244,598.36

             Class B Monthly Interest                                $137,640.00
             Class B Servicing Fee                                    $90,000.00

        TOTAL CLASS B EXCESS SPREAD                                $1,016,958.36
        CLASS B INVESTOR DEFAULT AMOUNT                              $476,276.76
        CLASS B REQUIRED AMOUNT                                      $476,276.76

        CLASS C FLOATING ALLOCATION PERCENTAGE                            10.00%

        CLASS C MONTHLY SERVICING FEE                                 $75,000.00


























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        Jan-2002                         1998-A                           Page 4


        EXCESS SPREAD
        -------------

        TOTAL EXCESS SPREAD                                        $5,594,303.93

             Excess Spread Applied to Class A Required Amount              $0.00

             Excess Spread Applied to Class A Investor Charge Offs         $0.00

             Excess Spread Applied to Class B Required Amount        $476,276.76

             Excess Spread Applied to Reductions of Class B
             Invested Amount                                               $0.00

             Excess Spread Applied to Class C Required Amount        $542,597.30

             Excess Spread Applied to Reductions of Class C
             Invested Amount                                               $0.00

             Excess Spread Applied to Monthly Cash Collateral Fee    $125,000.00

             Excess Spread Applied to Cash Collateral Account              $0.00

             Excess Spread Applied to Spread Account                       $0.00

             Excess Spread Applied to Reserve Account                      $0.00

             Excess Spread Applied to other amounts owed to
             Cash Collateral Depositor                                     $0.00

             Excess Spread Applied to other amounts owed to
             Spread Account Residual Interest Holders                      $0.00

        TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
        GROUP I                                                    $4,450,429.87

















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     Jan-2002                         1998-A                              Page 5

     EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
     --------------------------------------------

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
     IN GROUP I                                                   $13,859,546.57

     SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
     -----------------------------------------------

     EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
     SERIES 1998-A                                                         $0.00

         Excess Finance Charge Collections applied to
         Class A Required Amount                                           $0.00

         Excess Finance Charge Collections applied to
         Class A Investor Charge Offs                                      $0.00

         Excess Finance Charge Collections applied to
         Class B Required Amount                                           $0.00

         Excess Finance Charge Collections applied to
         Reductions of Class B Invested Amount                             $0.00

         Excess Finance Charge Collections applied to
         Class C Required Amount                                           $0.00

         Excess Finance Charge Collections applied to
         Reductions of Class C Invested Amount                             $0.00

         Excess Finance Charge Collections applied to
         Monthly Cash Collateral Fee                                       $0.00

         Excess Finance Charge Collections applied to
         other amounts owed Cash Collateral Depositor                      $0.00

         Excess Finance Charge Collections applied to
         other amounts owed to Spread Account
         Residual Interest Holders                                         $0.00

     YIELD AND BASE RATE
     -------------------

         Base Rate (Current Month)                                         4.09%
         Base Rate (Prior Month)                                           4.16%
         Base Rate (Two Months Ago)                                        4.35%
                                                                           -----
     THREE MONTH AVERAGE BASE RATE                                         4.20%

         Portfolio Yield (Current Month)                                  12.81%
         Portfolio Yield (Prior Month)                                    11.99%
         Portfolio Yield (Two Months Ago)                                 12.87%
                                                                          ------
     THREE MONTH AVERAGE PORTFOLIO YIELD                                  12.55%














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     Jan-2002                         1998-A                              Page 6

     PRINCIPAL COLLECTIONS
     ---------------------

     TOTAL PRINCIPAL COLLECTIONS                                  $72,820,978.68

     INVESTOR DEFAULT AMOUNT                                       $3,968,973.03

     REALLOCATED PRINCIPAL COLLECTIONS
         Allocable to Class C Interests                                    $0.00
         Allocable to Class B Certficates                                  $0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE
     FROM OTHER SERIES                                                      0.00

     CLASS A SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                                    $0.00
         Deficit Controlled Accumulation Amount                            $0.00
     CONTROLLED DEPOSIT AMOUNT                                             $0.00

     CLASS B SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                                    $0.00
         Deficit Controlled Accumulation Amount                            $0.00
     CONTROLLED DEPOSIT AMOUNT                                             $0.00

     EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
     PRINCIPAL SHARING                                            $76,789,951.71

     INVESTOR CHARGE OFFS
     --------------------

     CLASS A INVESTOR CHARGE OFFS                                          $0.00
     CLASS B INVESTOR CHARGE OFFS                                          $0.00
     CLASS C INVESTOR CHARGE OFFS                                          $0.00

     PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
     PREVIOUS CLASS B REDUCTIONS REIMBURSED                                $0.00
     PREVIOUS CLASS C REDUCTIONS REIMBURSED                                $0.00

     CASH COLLATERAL ACCOUNT
         Required Cash Collateral Amount                          $18,000,000.00
         Available Cash Collateral Amount                         $18,000,000.00

     TOTAL DRAW AMOUNT                                                     $0.00
     CASH COLLATERAL ACCOUNT SURPLUS                                       $0.00


                                           First USA Bank, National Association
                                           as Servicer

                                           By:  /s/ Tracie Klein
                                              ---------------------------------
                                                Tracie H. Klein
                                                First Vice President